UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2009
ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

000-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
401 N. Main, Mt. Pleasant, Michigan, 48858
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)
☐     Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On May 7, 2009, Isabella Bank Corporation issued a letter to its shareholders and a press release announcing its results of operations for the first three months of 2009.
     A copy of the shareholder letter and press release are filed as Exhibits 99.1 and 99.2 respectively, to this Form 8-K and is incorporated herein by reference.
     The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the registrant under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Description

99.1	Shareholder letter issued May 7, 2009.
99.2	Press Release issued May 7, 2009.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION
Dated: May 7, 2009.	By:	/s/ Dennis P. Angner
Dennis P. Angner, President and CEO